Accrued Compensation	12 Months Ended
Mar. 31, 2014
Payables and Accruals [Abstract]
Accrued Compensation

6. ACCRUED COMPENSATION

In order to attract competent and talented employees and officers, the Company has entered into formal employment agreements with its key employees and officers. The Company has provided for accrued compensation with employees and officers who have participated in active management roles and worked without pay or limited pay.

In July 2013, the Company issued warrants to purchase 3,313,336 shares of the Company’s common stock to settle $1,767,649 accrued compensation to current and former employees. See Note 11.

The accrued compensation as of March 31, 2014 and 2013 was $281,752 and $2,850,215, respectively. There is no set date for payment of this accrued expense. Payment of the accrued compensation is conditional upon the success of the Company and the approval of the Board of Directors of the Company.